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Asset Backed Certificates
IXIS 2005-HE4

                                     To Call

--------------------------------------------------------------------------------
Security A-3
Scenario PXCALL
Avg Life: 6.4507  Total Interest: 30,079,267.77

                                                                                                 Total
Per           Date            Balance                  Principal    Interest    Coupon           Cash
---           ----            -------                  ---------    --------    ------           -----

  0        11/23/2005     105,000,000.00                    -               0       -1                 0
  1        12/25/2005     105,000,000.00                    -      408,566.67   4.3775        408,566.67
  2         1/25/2006     105,000,000.00                    -      395,798.96   4.3775        395,798.96
  3         2/25/2006     105,000,000.00                    -      395,798.96   4.3775        395,798.96
  4         3/25/2006     105,000,000.00                    -      357,495.83   4.3775        357,495.83

  5         4/25/2006     105,000,000.00                    -      395,798.96   4.3775        395,798.96
  6         5/25/2006     105,000,000.00                    -      383,031.25   4.3775        383,031.25
  7         6/25/2006     105,000,000.00                    -      395,798.96   4.3775        395,798.96
  8         7/25/2006     105,000,000.00                    -      383,031.25   4.3775        383,031.25
  9         8/25/2006     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 10         9/25/2006     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 11        10/25/2006     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 12        11/25/2006     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 13        12/25/2006     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 14         1/25/2007     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 15         2/25/2007     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 16         3/25/2007     105,000,000.00                    -      357,495.83   4.3775        357,495.83
 17         4/25/2007     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 18         5/25/2007     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 19         6/25/2007     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 20         7/25/2007     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 21         8/25/2007     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 22         9/25/2007     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 23        10/25/2007     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 24        11/25/2007     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 25        12/25/2007     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 26         1/25/2008     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 27         2/25/2008     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 28         3/25/2008     105,000,000.00                    -      370,263.54   4.3775        370,263.54
 29         4/25/2008     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 30         5/25/2008     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 31         6/25/2008     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 32         7/25/2008     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 33         8/25/2008     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 34         9/25/2008     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 35        10/25/2008     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 36        11/25/2008     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 37        12/25/2008     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 38         1/25/2009     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 39         2/25/2009     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 40         3/25/2009     105,000,000.00                    -      357,495.83   4.3775        357,495.83
 41         4/25/2009     105,000,000.00                    -      395,798.96   4.3775        395,798.96
 42         5/25/2009     105,000,000.00                    -      383,031.25   4.3775        383,031.25
 43         6/25/2009     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 44         7/25/2009     105,000,000.00                 0.00      383,031.25   4.3775        383,031.25
 45         8/25/2009     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 46         9/25/2009     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 47        10/25/2009     105,000,000.00                 0.00      383,031.25   4.3775        383,031.25
 48        11/25/2009     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 49        12/25/2009     105,000,000.00                 0.00      383,031.25   4.3775        383,031.25
 50         1/25/2010     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 51         2/25/2010     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 52         3/25/2010     105,000,000.00                 0.00      357,495.83   4.3775        357,495.83
 53         4/25/2010     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 54         5/25/2010     105,000,000.00                 0.00      383,031.25   4.3775        383,031.25
 55         6/25/2010     105,000,000.00                 0.00      395,798.96   4.3775        395,798.96
 56         7/25/2010     105,000,000.00                 0.00      383,031.25   4.3775        383,031.25
 57         8/25/2010     104,996,893.88             3,106.12      395,798.96   4.3775        398,905.08
 58         9/25/2010     102,188,727.24         2,808,166.64      395,787.25   4.3775      3,203,953.89
 59        10/25/2010      99,454,152.86         2,734,574.38      372,775.96   4.3775      3,107,350.34
 60        11/25/2010      96,791,397.20         2,662,755.66      374,893.81   4.3775      3,037,649.47

 61        12/25/2010      94,199,369.93         2,592,027.27      353,086.95   4.3775      2,945,114.22
 62         1/25/2011      91,676,504.23         2,522,865.70      355,085.83   4.3775      2,877,951.53
 63         2/25/2011      89,220,909.85         2,455,594.38      345,575.86   4.3775      2,801,170.23
 64         3/25/2011      86,830,796.26         2,390,113.59      303,772.41   4.3775      2,693,886.01
 65         4/25/2011      84,504,417.68         2,326,378.58      327,309.89   4.3775      2,653,688.47
 66         5/25/2011      82,240,072.16         2,264,345.52      308,265.07   4.3775      2,572,610.60
 67         6/25/2011      80,036,107.84         2,203,964.33      310,005.09   4.3775      2,513,969.42
 68         7/25/2011      77,890,916.79         2,145,191.04      291,965.05   4.3775      2,437,156.10
 69         8/25/2011      75,802,934.10         2,087,982.69      293,610.89   4.3775      2,381,593.58
 70         9/25/2011      73,770,636.54         2,032,297.56      285,740.21   4.3775      2,318,037.78
 71        10/25/2011      71,792,541.44         1,978,095.09      269,109.13   4.3775      2,247,204.23
 72        11/25/2011      69,867,205.65         1,925,335.79      270,622.98   4.3775      2,195,958.78
 73        12/25/2011      67,993,224.41         1,873,981.24      254,869.74   4.3775      2,128,850.98
 74         1/25/2012      66,169,230.40         1,823,994.02      256,301.40   4.3775      2,080,295.42
 75         2/25/2012      64,393,892.68         1,775,337.72      249,425.83   4.3775      2,024,763.55
 76         3/25/2012      62,665,915.77         1,727,976.91      227,073.44   4.3775      1,955,050.35
 77         4/25/2012      60,984,038.68         1,681,877.09      236,220.04   4.3775      1,918,097.13
 78         5/25/2012      59,347,033.99         1,637,004.68      222,464.69   4.3775      1,859,469.38
 79         6/25/2012      57,753,706.98         1,593,327.02      223,709.47   4.3775      1,817,036.48
 80         7/25/2012      56,202,894.71         1,550,812.27      210,680.71   4.3775      1,761,492.98
 81         8/25/2012      54,693,465.22         1,509,429.49      211,857.59   4.3775      1,721,287.08
 82         9/25/2012      53,224,316.68         1,469,148.54      206,167.78   4.3775      1,675,316.32
 83        10/25/2012      51,794,376.60         1,429,940.08      194,157.87   4.3775      1,624,097.95
 84        11/25/2012      50,402,601.03         1,391,775.56      195,239.62   4.3775      1,587,015.19
 85        12/25/2012      49,047,973.83         1,354,627.20      183,864.49   4.3775      1,538,491.69
 86         1/25/2013               0.00        49,047,973.83      184,887.02   4.3775     49,232,860.85
Total                                          105,000,000.00   30,079,267.77             135,079,267.77

                                   To Maturity
--------------------------------------------------------------------------------
Security A-3
Scenario PXMAT
Avg Life: 7.7429  Total Interest: 36,566,481.75

                                                                                          Total
Per        Date        Balance             Principal         Interest    Coupon            Cash
---        ----        -------             ---------         --------    ------           -----

  0     11/23/2005   105,000,000.00                -             0           -1                  0
  1     12/25/2005   105,000,000.00                -    408,566.67       4.3775         408,566.67
  2      1/25/2006   105,000,000.00                -    395,798.96       4.3775         395,798.96
  3      2/25/2006   105,000,000.00                -    395,798.96       4.3775         395,798.96
  4      3/25/2006   105,000,000.00                -    357,495.83       4.3775         357,495.83

  5      4/25/2006   105,000,000.00                 -    395,798.96      4.3775         395,798.96
  6      5/25/2006   105,000,000.00                 -    383,031.25      4.3775         383,031.25
  7      6/25/2006   105,000,000.00                 -    395,798.96      4.3775         395,798.96
  8      7/25/2006   105,000,000.00                 -    383,031.25      4.3775         383,031.25
  9      8/25/2006   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 10      9/25/2006   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 11     10/25/2006   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 12     11/25/2006   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 13     12/25/2006   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 14      1/25/2007   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 15      2/25/2007   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 16      3/25/2007   105,000,000.00                 -    357,495.83      4.3775         357,495.83
 17      4/25/2007   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 18      5/25/2007   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 19      6/25/2007   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 20      7/25/2007   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 21      8/25/2007   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 22      9/25/2007   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 23     10/25/2007   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 24     11/25/2007   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 25     12/25/2007   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 26      1/25/2008   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 27      2/25/2008   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 28      3/25/2008   105,000,000.00                 -    370,263.54      4.3775         370,263.54
 29      4/25/2008   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 30      5/25/2008   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 31      6/25/2008   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 32      7/25/2008   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 33      8/25/2008   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 34      9/25/2008   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 35     10/25/2008   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 36     11/25/2008   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 37     12/25/2008   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 38      1/25/2009   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 39      2/25/2009   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 40      3/25/2009   105,000,000.00                 -    357,495.83      4.3775         357,495.83
 41      4/25/2009   105,000,000.00                 -    395,798.96      4.3775         395,798.96
 42      5/25/2009   105,000,000.00                 -    383,031.25      4.3775         383,031.25
 43      6/25/2009   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 44      7/25/2009   105,000,000.00              0.00    383,031.25      4.3775         383,031.25
 45      8/25/2009   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 46      9/25/2009   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 47     10/25/2009   105,000,000.00              0.00    383,031.25      4.3775         383,031.25
 48     11/25/2009   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 49     12/25/2009   105,000,000.00              0.00    383,031.25      4.3775         383,031.25
 50      1/25/2010   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 51      2/25/2010   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 52      3/25/2010   105,000,000.00              0.00    357,495.83      4.3775         357,495.83
 53      4/25/2010   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 54      5/25/2010   105,000,000.00              0.00    383,031.25      4.3775         383,031.25
 55      6/25/2010   105,000,000.00              0.00    395,798.96      4.3775         395,798.96
 56      7/25/2010   105,000,000.00              0.00    383,031.25      4.3775         383,031.25
 57      8/25/2010   104,996,893.88          3,106.12    395,798.96      4.3775         398,905.08
 58      9/25/2010   102,188,727.24      2,808,166.64    395,787.25      4.3775       3,203,953.89
 59     10/25/2010    99,454,152.86      2,734,574.38    372,775.96      4.3775       3,107,350.34
 60     11/25/2010    96,791,397.20      2,662,755.66    374,893.81      4.3775       3,037,649.47

 61     12/25/2010    94,199,369.93     2,592,027.27     353,086.95      4.3775       2,945,114.22
 62      1/25/2011    91,676,504.23     2,522,865.70     355,085.83      4.3775       2,877,951.53
 63      2/25/2011    89,220,909.85     2,455,594.38     345,575.86      4.3775       2,801,170.23
 64      3/25/2011    86,830,796.26     2,390,113.59     303,772.41      4.3775       2,693,886.01
 65      4/25/2011    84,504,417.68     2,326,378.58     327,309.89      4.3775       2,653,688.47
 66      5/25/2011    82,240,072.16     2,264,345.52     308,265.07      4.3775       2,572,610.60
 67      6/25/2011    80,036,107.84     2,203,964.33     310,005.09      4.3775       2,513,969.42
 68      7/25/2011    77,890,916.79     2,145,191.04     291,965.05      4.3775       2,437,156.10
 69      8/25/2011    75,802,934.10     2,087,982.69     293,610.89      4.3775       2,381,593.58
 70      9/25/2011    73,770,636.54     2,032,297.56     285,740.21      4.3775       2,318,037.78
 71     10/25/2011    71,792,541.44     1,978,095.09     269,109.13      4.3775       2,247,204.23
 72     11/25/2011    69,867,205.65     1,925,335.79     270,622.98      4.3775       2,195,958.78
 73     12/25/2011    67,993,224.41     1,873,981.24     254,869.74      4.3775       2,128,850.98
 74      1/25/2012    66,169,230.40     1,823,994.02     256,301.40      4.3775       2,080,295.42
 75      2/25/2012    64,393,892.68     1,775,337.72     249,425.83      4.3775       2,024,763.55
 76      3/25/2012    62,665,915.77     1,727,976.91     227,073.44      4.3775       1,955,050.35
 77      4/25/2012    60,984,038.68     1,681,877.09     236,220.04      4.3775       1,918,097.13
 78      5/25/2012    59,347,033.99     1,637,004.68     222,464.69      4.3775       1,859,469.38
 79      6/25/2012    57,753,706.98     1,593,327.02     223,709.47      4.3775       1,817,036.48
 80      7/25/2012    56,202,894.71     1,550,812.27     210,680.71      4.3775       1,761,492.98
 81      8/25/2012    54,693,465.22     1,509,429.49     211,857.59      4.3775       1,721,287.08
 82      9/25/2012    53,224,316.68     1,469,148.54     206,167.78      4.3775       1,675,316.32
 83     10/25/2012    51,794,376.60     1,429,940.08     194,157.87      4.3775       1,624,097.95
 84     11/25/2012    50,402,601.03     1,391,775.56     195,239.62      4.3775       1,587,015.19
 85     12/25/2012    49,047,973.83     1,354,627.20     183,864.49      4.3775       1,538,491.69
 86      1/25/2013    47,729,505.89     1,318,467.94     184,887.02      4.3775       1,503,354.96
 87      2/25/2013    46,446,234.45     1,283,271.44     193,891.17      4.7175       1,477,162.62
 88      3/25/2013    45,197,222.35     1,249,012.10     170,418.98      4.7175       1,419,431.07
 89      4/25/2013    43,981,557.41     1,215,664.95     183,604.30      4.7175       1,399,269.25
 90      5/25/2013    42,798,351.69     1,183,205.71     172,902.50      4.7175       1,356,108.21
 91      6/25/2013    41,646,740.93     1,151,610.76     173,859.39      4.7175       1,325,470.15
 92      7/25/2013    40,525,883.84     1,120,857.09     163,723.75      4.7175       1,284,580.84
 93      8/25/2013    39,434,961.52     1,090,922.31     164,627.96      4.7175       1,255,550.27
 94      9/25/2013    38,373,176.90     1,061,784.62     160,196.32      4.7175       1,221,980.94
 95     10/25/2013    37,339,754.09     1,033,422.81     150,854.55      4.7175       1,184,277.36
 96     11/25/2013    36,333,937.86     1,005,816.23     151,684.97      4.7175       1,157,501.20
 97     12/25/2013    35,354,993.08       978,944.78     142,837.79      4.7175       1,121,782.57
 98      1/25/2014    34,402,204.19       952,788.89     143,622.29      4.7175       1,096,411.19
 99      2/25/2014    33,474,874.66       927,329.53     139,751.79      4.7175       1,067,081.32
100      3/25/2014    32,572,326.51       902,548.15     122,824.89      4.7175       1,025,373.05
101      4/25/2014    31,693,899.79       878,426.72     132,318.29      4.7175       1,010,745.01
102      5/25/2014    30,838,952.13       854,947.67     124,596.64      4.7175         979,544.31
103      6/25/2014    30,006,858.22       832,093.91     125,276.82      4.7175         957,370.73
104      7/25/2014    29,197,009.42       809,848.80     117,964.46      4.7175         927,813.26
105      8/25/2014    28,408,813.28       788,196.14     118,606.77      4.7175         906,802.91
106      9/25/2014    27,641,693.11       767,120.17     115,404.89      4.7175         882,525.06
107     10/25/2014    26,895,087.57       746,605.55     108,666.41      4.7175         855,271.95
108     11/25/2014    26,168,450.24       726,637.33     109,255.69      4.7175         835,893.02
109     12/25/2014    25,461,249.26       707,200.98     102,874.72      4.7175         810,075.70
110      1/25/2015    24,772,966.91       688,282.35     103,431.02      4.7175         791,713.37
111      2/25/2015    24,103,099.24       669,867.66     100,635.02      4.7175         770,502.68
112      3/25/2015    23,451,155.73       651,943.51      88,438.29      4.7175         740,381.80
113      4/25/2015    22,816,658.90       634,496.84      95,265.43      4.7175         729,762.27
114      5/25/2015    22,199,143.95       617,514.95      89,697.99      4.7175         707,212.94
115      6/25/2015    21,598,158.48       600,985.47      90,179.40      4.7175         691,164.86
116      7/25/2015    21,013,262.12       584,896.36      84,907.76      4.7175         669,804.12

117      8/25/2015    20,444,108.13       569,153.99      85,362.00      4.7175         654,515.99
118      9/25/2015    19,890,020.07       554,088.06      83,049.93      4.7175         637,137.99
119     10/25/2015    19,350,768.68       539,251.39      78,192.64      4.7175         617,444.03
120     11/25/2015    18,825,977.93       524,790.76      78,608.47      4.7175         603,399.22
121     12/25/2015    18,315,237.00       510,740.92      74,009.63      4.7175         584,750.55
122      1/25/2016    17,818,184.32       497,052.68      74,401.83      4.7175         571,454.52
123      2/25/2016    17,334,454.89       483,729.43      72,382.66      4.7175         556,112.09
124      3/25/2016    16,863,692.10       470,762.79      65,874.54      4.7175         536,637.33
125      4/25/2016    16,405,550.32       458,141.78      68,505.24      4.7175         526,647.02
126      5/25/2016    15,959,693.11       445,857.21      64,494.32      4.7175         510,351.53
127      6/25/2016    15,525,792.99       433,900.12      64,832.93      4.7175         498,733.05
128      7/25/2016    15,103,531.18       422,261.80      61,035.77      4.7175         483,297.57
129      8/25/2016    14,692,597.41       410,933.77      61,354.95      4.7175         472,288.72
130      9/25/2016    14,292,689.64       399,907.77      59,685.62      4.7175         459,593.39
131     10/25/2016    13,903,513.86       389,175.78      56,188.14      4.7175         445,363.91
132     11/25/2016    13,524,783.91       378,729.95      56,480.13      4.7175         435,210.08
133     12/25/2016    13,156,221.21       368,562.70      53,169.31      4.7175         421,732.00
134      1/25/2017    12,797,554.63       358,666.59      53,444.41      4.7175         412,111.00
135      2/25/2017    12,448,520.21       349,034.42      51,987.40      4.7175         401,021.82
136      3/25/2017    12,108,861.05       339,659.16      45,675.70      4.7175         385,334.86
137      4/25/2017    11,778,327.06       330,533.98      49,189.73      4.7175         379,723.71
138      5/25/2017    11,456,674.83       321,652.23      46,303.55      4.7175         367,955.78
139      6/25/2017    11,143,667.40       313,007.43      46,540.35      4.7175         359,547.79
140      7/25/2017    10,839,074.12       304,593.28      43,808.54      4.7175         348,401.82
141      8/25/2017    10,542,670.49       296,403.63      44,031.48      4.7175         340,435.11
142      9/25/2017    10,254,237.98       288,432.51      42,827.40      4.7175         331,259.91
143     10/25/2017     9,973,563.86       280,674.12      40,311.97      4.7175         320,986.09
144     11/25/2017     9,700,441.08       273,122.78      40,515.53      4.7175         313,638.31
145     12/25/2017     9,434,668.08       265,773.00      38,134.86      4.7175         303,907.86
146      1/25/2018     9,176,048.67       258,619.41      38,326.37      4.7175         296,945.78
147      2/25/2018     8,924,391.89       251,656.78      37,275.79      4.7175         288,932.56
148      3/25/2018     8,679,511.86       244,880.04      32,745.08      4.7175         277,625.12
149      4/25/2018     8,441,227.62       238,284.23      35,258.71      4.7175         273,542.94
150      5/25/2018     8,209,363.06       231,864.56      33,184.58      4.7175         265,049.13
151      6/25/2018     7,983,746.74       225,616.32      33,348.83      4.7175         258,965.15
152      7/25/2018     7,764,211.79       219,534.96      31,386.10      4.7175         250,921.06
153      8/25/2018     7,550,595.76       213,616.03      31,540.49      4.7175         245,156.52
154      9/25/2018     7,342,740.54       207,855.22      30,672.72      4.7175         238,527.94
155     10/25/2018     7,140,492.23       202,248.31      28,866.15      4.7175         231,114.46
156     11/25/2018     6,943,701.02       196,791.21      29,006.76      4.7175         225,797.97
157     12/25/2018     6,752,221.09       191,479.93      27,297.42      4.7175         218,777.36
158      1/25/2019     6,565,910.50       186,310.59      27,429.49      4.7175         213,740.09
159      2/25/2019     6,384,631.08       181,279.42      26,672.64      4.7175         207,952.06
160      3/25/2019     6,208,248.34       176,382.73      23,426.28      4.7175         199,809.01
161      4/25/2019     6,036,631.39       171,616.95      25,219.72      4.7175         196,836.67
162      5/25/2019     5,869,652.80       166,978.59      23,731.51      4.7175         190,710.10
163      6/25/2019     5,707,188.53       162,464.27      23,844.24      4.7175         186,308.51
164      7/25/2019     5,549,117.86       158,070.67      22,436.38      4.7175         180,507.05
165      8/25/2019     5,326,727.07       222,390.79      22,542.14      4.7175         244,932.93
166      9/25/2019     5,061,420.08       265,306.99      21,638.72      4.7175         286,945.71
167     10/25/2019     4,803,294.59       258,125.49      19,897.71      4.7175         278,023.20
168     11/25/2019     4,552,158.43       251,136.16      19,512.38      4.7175         270,648.54
169     12/25/2019     4,307,824.57       244,333.86      17,895.67      4.7175         262,229.53
170      1/25/2020     4,070,110.95       237,713.63      17,499.64      4.7175         255,213.27
171      2/25/2020     3,838,840.34       231,270.61      16,533.98      4.7175         247,804.58
172      3/25/2020     3,613,840.26       225,000.08      14,588.39      4.7175         239,588.48

173      4/25/2020     3,394,942.80       218,897.46      14,680.47      4.7175         233,577.93
174      5/25/2020     3,181,984.53       212,958.27      13,346.37      4.7175         226,304.64
175      6/25/2020     2,828,984.82       352,999.71      12,926.15      4.7175         365,925.86
176      7/25/2020     2,546,112.51       282,872.31      11,121.45      4.7175         293,993.76
177      8/25/2020     2,340,135.79       205,976.72      10,343.05      4.7175         216,319.77
178      9/25/2020     2,139,869.67       200,266.12       9,506.31      4.7175         209,772.43
179     10/25/2020     1,955,421.06       184,448.62       8,412.36      4.7175         192,860.98
180     11/25/2020     1,781,267.27       174,153.78       7,943.49      4.7175         182,097.28
181     12/25/2020     1,611,890.32       169,376.95       7,002.61      4.7175         176,379.56
182      1/25/2021     1,447,152.18       164,738.14       6,547.97      4.7175         171,286.10
183      2/25/2021     1,286,919.21       160,232.98       5,878.75      4.7175         166,111.73
184      3/25/2021     1,131,069.96       155,849.24       4,721.92      4.7175         160,571.17
185      4/25/2021       979,486.28       151,583.68       4,594.74      4.7175         156,178.42
186      5/25/2021       832,053.14       147,433.14       3,850.61      4.7175         151,283.74
187      6/25/2021       688,658.62       143,394.52       3,380.04      4.7175         146,774.57
188      7/25/2021       549,193.77       139,464.84       2,707.29      4.7175         142,172.13
189      8/25/2021       413,552.59       135,641.18       2,230.99      4.7175         137,872.17
190      9/25/2021       281,631.88       131,920.71       1,679.97      4.7175         133,600.68
191     10/25/2021       153,331.24       128,300.65       1,107.17      4.7175         129,407.81
192     11/25/2021        28,552.92       124,778.31         622.88      4.7175         125,401.19
193     12/25/2021             0.00        28,552.92         112.25      4.7175          28,665.17
Total                                 105,000,000.00  36,566,481.75                 141,566,481.75